Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

15.    COMMITMENTS AND CONTINGENCIES

Capital Commitments

The Company’s capital commitments primarily relate to commitments in connection with the expansion and improvement of its network infrastructure and its plan to build additional office buildings and cloud computing based data centers. Total capital commitments contracted but not yet reflected in the financial statements amounted to RMB547 million (US$84 million) as of December 31, 2017. All of the commitments relating to the network infrastructure are to be fulfilled in the next five years and the commitments relating to the office building and cloud computing based data centers will be settled in installments in the following years according to the construction progress.

Operating Lease Commitments

The Company leases facilities in the PRC under non-cancelable operating leases expiring on different dates. Payments under operating leases are expensed on a straight-line basis over the periods of the respective leases. Total rental expense for offices was RMB647 million, RMB494 million and RMB507 million (US$78 million) for the years ended December 31, 2015, 2016 and 2017, respectively. Total operating lease expense for internet data center (“IDC”) facilities was RMB3.7 billion, RMB4.7 billion and RMB5.6 billion (US$854 million) for the years ended December 31, 2015, 2016 and 2017 respectively.

Future minimum payments under non-cancelable operating leases with initial terms of one-year or more consist of the following as of December 31, 2017:

	RMB	US$
	(In millions)
2018	4,446	683
2019	1,705	262
2020	922	142
2021	324	50
2022	131	20
Thereafter	124	19

	7,652	1,176

The Group’s lease arrangements have no restriction or contingent rents. Certain lease arrangements have escalation clauses and renewal options with advance notice period of several months.

Commitments for Licensed Copyrights

The Company enters into non-cancelable licensing agreements with third-party vendors to acquire licensed copyrights of video contents for its online video platform.

Future minimum payments under non-cancelable licensing agreements consist of the following as of December 31, 2017:

	RMB	US$
	(In millions)
2018	6,146	945
2019	5,378	827
2020	2,801	430
2021	896	138
2022	417	64
Thereafter	925	142

	16,563	2,546

Guarantees

The Company accounts for guarantees in accordance with ASC topic 460 (“ASC 460”), Guarantees. Accordingly, the Company evaluates its guarantees if any to determine whether (a) the guarantee is specifically excluded from the scope of ASC 460, (b) the guarantee is subject to ASC 460 disclosure requirements only, but not subject to the initial recognition and measurement provisions, or (c) the guarantee is required to be recorded in the financial statements at fair value.

The corporate by-laws require that the Company indemnify its officers and directors, as well as those who act as directors and officers of other entities at the Company’s request, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings arising out of their services to the Company. In addition, the Company entered into separate indemnification agreements with each director and each executive officer of the Company that provide for indemnification of these directors and officers under similar circumstances and under additional circumstances. The indemnification obligations are more fully described in the by-laws and the indemnification agreements. The Company purchases standard directors and officers insurance to cover claims or a portion of the claims made against its directors and officers. Since a maximum obligation is not explicitly stated in the Company’s by-laws or in the indemnification agreements and will depend on the facts and circumstances that arise out of any future claims, the overall maximum amount of the obligations cannot be reasonably estimated.

Historically, the Company was not required to make payments related to these obligations, and the fair value for these obligations was nil on the consolidated balance sheets as of December 31, 2016 and 2017.

Litigation

The Group was involved in certain cases pending in various PRC and Brazil courts and arbitration as of December 31, 2017. These cases include copyright infringement cases, unfair competition cases, and defamation cases, among others. Adverse results in these lawsuits may include awards of damages and may also result in, or even compel, a change in the Company’s business practices, which could result in a loss of revenue or otherwise harm the business of the Company.

For many proceedings, the Company is currently unable to estimate the reasonably possible loss or a range of reasonably possible losses as the proceedings are in the early stages, and/or there is a lack of clear or consistent interpretation of laws specific to the industry-specific complaints among different jurisdictions. As a result, there is considerable uncertainty regarding the timing or ultimate resolution of such matters, which includes eventual loss, fine, penalty or business impact, if any, and therefore, an estimate for the reasonably possible loss or a range of reasonably possible losses cannot be made. However, the Company believes that such matters, individually and in the aggregate, when finally resolved, are not reasonably likely to have a material adverse effect on the Company’s consolidated results of operations, financial position and cash flows. With respect to the limited number of proceedings for which the Company was able to estimate the reasonably possible losses or the range of reasonably possible losses, such estimated loss amounts were insignificant.